CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Applebee's International, Inc. (the "Company") on Form 10-K for the annual period ended December 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and dates indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:        March 8, 2004             By:  /s/ Lloyd L. Hill
         -----------------------          --------------------------------------
                                          Lloyd L. Hill
                                          Chairman and Chief Executive Officer

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Applebee's International, Inc. (the "Company") on Form 10-K for the annual period ended December 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and dates indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:        March 8, 2004             By:  /s/ Steven K. Lumpkin
         -----------------------          --------------------------------------
                                          Steven K. Lumpkin
                                          Chief Financial Officer